                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                    ____________________

                                          FORM 8-K

                                       CURRENT REPORT

                                    ____________________

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                                        June 4, 2004
                                      (Date of Report)
                             (Date of Earliest Event Reported)

                         CATERPILLAR FINANCIAL FUNDING CORPORATION

              (Exact name of registrant as specified in governing instruments)

                 Nevada               333-103949              88-0342613
            (State or other        (Commission File        (IRS Employer
            jurisdiction of            Number)          Identification No.)
            organization)

          Greenview Plaza, 4040 S. Eastern Avenue, Suite 344, Las Vegas, NV 89119
                (Address of Principal Executive Offices, including Zip Code)

                                       (702) 735-2514
                    (Registrant's Telephone Number, Including Area Code)

                                       Not Applicable
               (Former Name or Former Address, if Changed Since Last Report)

                              Exhibit Index located at Page 2

Items 1 through 6 and Items 8 and 9 are not included because they are not applicable.

Item 7.                       Financial Statements and Exhibits.

      (a)   Financial Statements - Not Applicable

      (b)   Pro Forma Financial Information - Not Applicable

      (c)   Exhibits (executed copies) - The following execution copies of Exhibits to the
                  Form S-3 Registration Statement of the Registrant are hereby filed:

=================================================================================
Exhibit    Exhibit                                                  Sequentially
Number                                                                Numbered
                                                                        Page

1.1        Class  A Note  Underwriting  Agreement,  dated  May  18,
           2004, among Caterpillar  Financial Funding  Corporation,      --
           Caterpillar Financial Services Corporation,  J.P. Morgan
           Securities Inc. and Banc of America Securities LLC.

1.2        Class  B Note  Underwriting  Agreement,  dated  May  18,
           2004, among Caterpillar  Financial Funding  Corporation,      --
           Caterpillar  Financial  Services  Corporation  and  J.P.
           Morgan Securities Inc.

4.1        Indenture,  dated as of May 1, 2004, between Caterpillar
           Financial  Asset  Trust  2004-A and U.S.  Bank  National      --
           Association, as Indenture Trustee.

4.2        Amended and Restated  Trust  Agreement,  dated as of May
           25,  2004,   between   Caterpillar   Financial   Funding      --
           Corporation  and  Chase  Manhattan  Bank  USA,  National
           Association, as Owner Trustee.

4.3        Sale and Servicing  Agreement,  dated as of May 1, 2004,
           among  Caterpillar  Financial  Asset  Trust  2004-A,  as      --
           Issuer,  Caterpillar  Financial Funding Corporation,  as
           Seller, and Caterpillar  Financial Services Corporation,
           as Servicer.

10.1       Purchase  Agreement,  dated as of May 1,  2004,  between
           Caterpillar   Financial  Funding  Corporation  Inc.,  as      --
           Purchaser,    and   Caterpillar    Financial    Services
           Corporation, as Seller.

10.2       Administration  Agreement,  dated  as of  May  1,  2004,
           among   Caterpillar   Financial   Asset  Trust   2004-A,      --
           Caterpillar   Financial   Services    Corporation,    as
           Administrator   and  Servicer,   Caterpillar   Financial
           Funding    Corporation,    and   U.S.    Bank   National
           Association, as Indenture Trustee.

Exhibit    Exhibit                                                  Sequentially
Number                                                                Numbered
                                                                        Page

10.3       Custodial  Agreement,  dated  as of May 1,  2004,  among
           Caterpillar Financial Services Corporation,  Caterpillar      --
           Financial  Funding  Corporation,  Caterpillar  Financial
           Asset Trust 2004-A and U.S. Bank  National  Association,
           as Indenture Trustee.
=================================================================================

                                         SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CATERPILLAR FINANCIAL FUNDING CORPORATION
                                        (Registrant)

      Dated:  June 4, 2004

                                    By:  /s/ James A. Duensing
                                         James A. Duensing, Treasurer

10

                                                                                 Exhibit 1.1

                            Class A Note Underwriting Agreement
                                     dated May 18, 2004

10

                                                                                 Exhibit 1.2

                            Class B Note Underwriting Agreement
                                     dated May 18, 2004

10

                                                                                 Exhibit 4.1

                             Indenture dated as of May 1, 2004

10

                                                                                 Exhibit 4.2

                            Amended and Restated Trust Agreement
                                  dated as of May 25, 2004

10

                                                                                 Exhibit 4.3

                                Sale and Servicing Agreement
                                  dated as of May 1, 2004

10

                                                                                Exhibit 10.1

                                     Purchase Agreement
                                  dated as of May 1, 2004

10

                                                                                Exhibit 10.2

                                  Administration Agreement
                                  dated as of May 1, 2004

10

                                                                                Exhibit 10.3

                                    Custodial Agreement
                                  dated as of May 1, 2004